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                                                                   Exhibit 10.29

                                    FROEDTERT
                           Memorial Lutheran Hospital

August 24, 1999



Craig K. Tagawa
Chief Executive Officer
GK Financing, LLC
Four Embarcadero Center, Suite 3620
San Francisco, CA  94111-4155

Dear Craig:

This letter serves to amend our May 28, 1999 Lease Agreement for a Gamma Knife Unit between GK Financing, LLC (GKF) and Froedtert Memorial Lutheran Hospital
(FMLH). GKF and FMLH agree to change the delivery date identified in Section 4, from July 1, 1999 to December 8, 1999. All other provisions of the lease continue to apply, including the penalty provision for delivery more than 30 days after the amended delivery date.

This agreement supercedes our July 12, 1999 amendment letter, in which we agreed to change the delivery date from July 1, 1999 to October 15, 1999.

Please confirm this amendment by signing the enclosed copy of this letter and returning it to me.

Very truly yours,

FROEDTERT MEMORIAL LUTHERAN HOSPITAL


/s/ Blaine J. O'Connell
------------------------
Blaine J. O'Connell
Sr. Vice President & CFO

GK FINANCING, LLC



/s/ Craig K. Tagawa
-----------------------
Craig K. Tagawa
Chief Executive Officer


cc:     Charles W. Runge


  9200 W. Wisconsin Avenue P.O. Box 26099 Milwaukee, WI 53226-3596 414/259-3000
                                www.froedtert.com
          Primary affiliate of the Medical College of Wisconsin Member,
                            Horizon Healthcare Inc.